UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-20191	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 24, 2022. Matters submitted to the stockholders of the Company entitled to vote at the Annual Meeting (the “Stockholders”) and voted upon at the Annual Meeting, which are more fully described in the Company's proxy statement, filed with the Securities and Exchange Commission on April 18, 2022, were: (1) the election of six directors to serve until the 2023 Annual Meeting of Stockholders of the Company, (2)  the ratification of the selection of Whitley Penn LLP as the Company’s independent auditors for fiscal year 2022, (3) an advisory vote on executive compensation; (4) an advisory vote on the frequency of the advisory vote on executive compensation; and (5) a vote on the potential issuance of shares in excess of 19.99% of the outstanding shares of Common Stock in connection with the optional redemption feature under the Notes issued by the Company under the terms of a Securities Purchase Agreement entered into as of March 10, 2022 (the “Potential Stock Issuance”).

On March 28, 2022, the record date for the Annual Meeting, there were 19,314,539 shares of Common Stock outstanding and entitled to vote. Stockholders holding 14,300,479 shares were present at the meeting, in person or represented by proxy.

Each of the director nominees set forth below was elected to hold office until his respective successor is duly elected and qualified or until his earlier death, resignation or removal. The Stockholders ratified the selection of Whitely Penn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022. The Stockholders also approved an advisory vote on executive compensation and an advisory vote on the frequency (3 years) of the advisory vote on executive compensation as well as the Potential Stock Issuance.

PROPOSAL ONE: The table below shows the number votes cast “For” as well as “Withheld” for the proposal regarding the election of the six directors to serve until the 2023 Annual Meeting of Stockholders of the Company. There were a total of 5,117,288 broker non-votes cast for Proposal One:

NOMINEE	FOR	WITHHELD

Anthony J. LeVecchio	9,012,273	110,918

Anthony Scott	9,068,758	54,433

James F. Gero	8,837,322	285,869

Katrinka B. McCallum	9,068,641	54,550

Gregory K. Wilson	9,068,656	54,535

Jamie M. Schnur	9,064,260	58,931

PROPOSAL TWO: The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions (with no broker non-votes recorded) for the proposal regarding the ratification of the selection of Whitely Penn LLP as the Company’s independent auditors for fiscal year 2022.

	FOR	AGAINST	ABSTAIN
Ratification and approval selection by the Board of Directors of Whitley Penn LLP as Independent auditors of the Company and its Subsidiaries for fiscal year ending December 31, 2022	14,276,331	20,089	4,059

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PROPOSAL THREE: The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding an advisory vote on executive compensation.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Approve, by Advisory Vote, the compensation of the Company’s Named Executive Officers	8,926,662	138,673	57,856	5,177,288

PROPOSAL FOUR: The table below shows the number of votes cast for an advisory vote on the frequency of the advisory vote on executive compensation, 3 years, 2 years or 1 year, as well as the number of abstentions.

	3 Years	2 Years	1 Year	Abstain
Recommended Frequency of Submitting the Advisory Vote on Executive Compensation to the Stockholders	7,288,061	106,168	1,444,552	284,440

PROPOSAL FIVE: The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the approval of the Potential Stock Issuance.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
To approve the potential issuance of shares of the Company’s common stock in excess of 19.99% of the outstanding shares of common stock in connection with the optional redemption feature under the promissory notes issued, or to be issued, under a securities purchase agreement the Company entered into on March 10, 2022.	8,794,357	277,159	51,675	5,177,288

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

Dated: May 27, 2022	By:	/s/ Anthony Scott
Anthony Scott
President and Chief Executive Officer

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